Exhibit 10.2

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

Norfolk Division

UNITED STATES OF AMERICA,	)
)
Plaintiff,	)
)
v.	)
)
$3,155,000.00 RES IN LIEU OF	)
2,129,242 SQUARE FEET OF ASSORTED	)	Case No. 2:15-cv- _________
BIRCH HARDWOOD FLOORING AND	)
242,717 SQUARE FEET OF ASSORTED	)
OAK HARDWOOD FLOORING,	)
)
Defendants in rem.	)
)

STIPULATION FOR SETTLEMENT AND JOINT MOTION FOR ENTRY OF

CONSENT ORDER OF FORFEITURE

WHEREAS, on or about June 15, 2015, through an agreement with the United States of America (“Government”), the claimant Lumber Liquidators, Inc., (“LL”) sequestered, separated, and withdrew from its sales inventory, as part of a constructive seizure, the defendant property. The defendant property, together and hereinafter, “HARDWOOD FLOORING,” is more specifically defined as 30,472 sq. ft. of 10024298 MAY ENG Bund Birch 5/16x5 inch flooring; 175,478 sq. ft. of 10024668 MAYHS ENG Rift Valley Birch 3/8x4-3/4 inch flooring; 155,565 sq. ft. of 10024686 MAY HS ENG Lake Tana Birch 3/8x4-3/4 inch flooring; 353,403 sq. ft. of 10026381 MAY ENG Aberdeen Birch 5/16x4 inch flooring; 4,746 sq. ft. of 10027201 MAY HS ENG Riverton Birch 3/8x5 inch flooring; 161,218 sq. ft. of 10027202 MAY HS ENG Canyon Birch 3/8x5 inch flooring; 109,251 sq. ft. of 10028357 MAY ENG Tuscan Red Birch QC 3/8x4- 3/4 inch flooring; 170,996 sq. ft. of 10028358 MAY ENG Chocolate Birch QC 3/8x4-3/4 inch flooring; 9,331 sq. ft. of 10028362 MAY ENG Bronzed Birch QC 3/8x4-3/4 inch flooring; 1,653 sq. ft. of 10029175 LIQ HS ENG Rustic Birch 1/2x5 inch flooring; 434,123 sq. ft. of 10032487 MAY HS Stampede Birch 5/16x5 inch flooring; 10,738 sq. ft. of 10035548 SCH ENG Wayne Red Oak QC 3/8x4-3/4 inch flooring; 15,993 sq. ft. of 10035553 VM HS ENG Holly Birch 3/8x4-3/4 inch flooring; 195,133 sq. ft. of 10035559 VM HS ENG Coronado Birch 3/8x5 inch flooring; 203,340 sq. ft. of 10035566 VM HS ENG Bridger Birch 3/8x5 inch flooring; 148,026 sq. ft. of 10035570 VMHS ENG Rivers Red Oak QC 3/8x4-3/4 inch flooring; 48,630 sq. ft. of 10036957 VM HS Log Cabin Birch 3/8x5 inch flooring; 59,910 sq. ft. of 10036961 VM HS ENG Toasted Birch 3/8x4-3/4 inch QC flooring; and 83,943 sq. ft. of 10036966 VM HS ENG Grand Oak QC 3/8x4-3/4 inch flooring.

WHEREAS, the above-captioned civil forfeiture action was filed on October 7, 2015, alleging that HARDWOOD FLOORING is forfeitable under the Lacey Act, 16 U.S.C. §§ 3374, 3375.

WHEREAS, in accordance with 16 U.S.C. § 3375(b), in lieu of physical arrest and seizure of HARDWOOD FLOORING by law enforcement agents of the United States, claimant LL agrees to remit to the custody and control of the United States the sum of $3,155,000.00 in the form of a cashier’s check made payable to Customs and Border Protection and which sum claimant LL and the Government agree shall serve as a substitute res for HARDWOOD FLOORING. The remission of the $3,155,000.00 by claimant LL shall be pursuant to the terms set out herein.

WHEREAS, on __________, 2015, the claimant LL filed a claim asserting ownership of HARDWOOD FLOORING.

WHEREAS, claimant admits the allegations in the Complaint for Forfeiture In Rem and now desires to settle this action involving the forfeiture of the $3,155,000.00 as a substitute res for HARDWOOD FLOORING.

NOW THEREFORE, the United States of America and Lumber Liquidators, Inc., by and through their respective attorneys, hereby agree and STIPULATE to settle this action as follows:

1.                Claimant agrees to the entry of the attached Stipulated Consent Judgment and Order of Forfeiture condemning, quit-claiming, abandoning, and forfeiting the $3,155,000.00 as a substitute res for HARDWOOD FLOORING to the United States, to be disposed of by the Department of Homeland Security or the U.S. Fish and Wildlife Service, at the plaintiff’s election, pursuant to law. Claimant waives any claim or argument with regard to venue or personal jurisdiction.

2.                The claimant shall ensure that the $3,155,000.00 is transferred to the custody and control of the plaintiff within 72 hours after the Stipulated Consent Judgment and Order of Forfeiture is entered by the Court.

3.                Plaintiff shall seek no payment of interest or collection of interest from claimant on the $3,155,000.00.

4.                Once the $3,155,000.00 is fully remitted to the plaintiff, the plaintiff shall release its constructive seizure of HARDWOOD FLOORING. Furthermore, in accordance with 50 C.F.R. § 12.32 (Effect of Prior Illegality), the plaintiff shall, upon payment of the $3,155,000.00 in full, forever waive any claim to HARDWOOD FLOORING, and claimant will then be free to sell HARDWOOD FLOORING and retain any and all proceeds.

5.                The parties agree to each bear their own costs, including attorney’s fees.

6.                Claimant warrants that it has the legal authority to comply with the terms of this Stipulation and agrees to execute any and all documents necessary and to take all steps necessary to effectuate the intent of this Stipulation.

7.                  Claimant agrees to accept these terms as full settlement and satisfaction of any and all claims which it and its assigns may have against the United States of America, its agents, and employees on account of the investigation into and constructive seizure of HARDWOOD FLOORING and the payment of the $3,155,000.00.

8.                  Claimant hereby releases, forever discharges, and holds harmless the United States of America, and its agencies, officers, attorneys, agents, servants, employees, successors, and assigns from any and all claims, demands, damages, causes of action or suits, of whatever kind and description, and wheresoever situated, which it and its assigns, or any third party ever had, now have, or may have in the future in connection with the investigation into and constructive seizure of HARDWOOD FLOORING and the payment of the $3,155,000.00.

9.                  The United States of America hereby releases, forever discharges, and holds harmless Lumber Liquidators, Inc., and its corporate successors and assigns from any and all claims, demands, damages, causes of action or suits, of whatever kind and description, and wheresoever situated, which it and its assigns, or any third party ever had, now have, or may have in the future in connection with the importation, preparation or filing of Lacey Act Declarations for, receipt, acquisition, or constructive seizure of HARDWOOD FLOORING and the seeking and collection of the $3,155,000.00 as a substitute res for HARDWOOD FLOORING.

10.              The United States of America and claimant hereby move the Court for entry of the Stipulated Consent Judgment and Order of Forfeiture.

Respectfully submitted,

JOHN C. CRUDEN	DANA J. BOENTE
ASSISTANT ATTORNEY GENERAL	UNITED STATES ATTORNEY
ENVIRONMENT AND NATURAL
RESOURCES DIVISION

By:		/s/ Patrick M. Duggan	By:		/s/ Kevin Hudson
		Patrick M. Duggan, Trial Attorney			Kevin Hudson
		Christopher L. Hale, Trial Attorney			Stephen W. Haynie
		Environmental Crimes Section			Assistant United States Attorneys
		U.S. Department of Justice			U.S. Attorney’s Office
		601 D Street NW, Suite 2300			101 W. Main Street, Suite 8000
		Washington, DC 20004			Norfolk, VA 23510
		Office: 202-305-0321			Office: 757-441-6331
		Fax: 202-514-8865			Fax: 757-441-3205
	Email:	patrick.duggan@usdoj.gov		Email:	kevin.hudson@usdoj.gov
		christopher.hale@usdoj.gov			steven.haynie@usdoj.gov

LUMBER LIQUIDATORS, INC.

By:	/s/ Patrick R. Hanes
Patrick R. Hanes, Williams Mullen, PC
Charles E. James, Jr., Williams Mullen, PC
Andrew O. Mathews, Williams Mullen, PC
Bruce A. Baird, Covington & Burling, LLP
Counsel for the Defendant

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